Exhibit 10.9

FINANCIAL SERVICES VEHICLE TRUST,

BMW MANUFACTURING L.P.,

BMW AUTO LEASING LLC,

BMW VEHICLE LEASE TRUST 20[__]-[__],

and

[_____________],
as Indenture Trustee

_____________________________________________

FORM OF BACK-UP SECURITY AGREEMENT
Dated as of [_____________], 20[__]

_____________________________________________

TABLE OF CONTENTS

BACK-UP SECURITY AGREEMENT
This Back-Up Security Agreement, dated as of [_____________], 20[__], is among Financial Services Vehicle Trust, a Delaware statutory trust (the “Vehicle Trust”), BMW Manufacturing L.P., an Indiana limited partnership (“BMW LP”), BMW Auto Leasing LLC, a Delaware limited liability company, as transferor (the “Transferor”), BMW Vehicle Lease Trust 20[__]-[__], a Delaware statutory trust, as issuer (the “Issuer”), and [_____________], a [_____________], not in its individual capacity, but solely as indenture trustee (the “Indenture Trustee”) under the Indenture, dated as of [_____________], 20[__] (the “Indenture”), between the Issuer and the Indenture Trustee.
RECITALS
WHEREAS, the Vehicle Trust is governed by the Trust Agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), between BMW LP and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), a Delaware banking corporation, as trustee (the “Trustee”);
WHEREAS, the Vehicle Trust was formed for the purposes of taking assignments and conveyances of, holding in trust and releasing its ownership interest in, various trust assets, including lease contracts (insofar as such lease contracts pertain to particular passenger cars, motorcycles or light trucks) and the related passenger cars, motorcycles or light trucks;
WHEREAS, the parties to the Vehicle Trust Agreement supplemented the Vehicle Trust Agreement with a supplement, dated as of [_____________], 20[__] (the “20[__]-[__] Vehicle Trust Supplement” and together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”), to establish one special unit of beneficial interest (the “20[__]-[__] SUBI”);
WHEREAS, in connection with the SUBI Trust Agreement, a separate portfolio of Leases (the “20[__]-[__] Leases”), the Leased Vehicles that are leased under the 20[__]-[__] Leases (the “20[__]-[__] Vehicles”) and certain other related assets of the Vehicle Trust have been allocated to the 20[__]-[__] SUBI;
WHEREAS, the Vehicle Trust has issued to BMW LP a certificate evidencing a beneficial interest in the 20[__]-[__] SUBI (the “20[__]-[__] SUBI Certificate”);
WHEREAS, the Issuer was formed pursuant to that certain trust agreement, dated as of [___], 20[_], as amended and restated as of [_____________], 20[__], between the Transferor and [___], a [_____________], as owner trustee (the “Trust Agreement”);
WHEREAS, pursuant to the SUBI certificate transfer agreement, dated as of [_____________], 20[__] (the “SUBI Certificate Transfer Agreement”), between BMW LP and the Transferor, BMW LP has transferred and assigned, without recourse, to the Transferor, all of BMW LP’s interest in the 20[__]-[__] SUBI Certificate and certain other rights in consideration of the Transfer Price (as defined therein);

WHEREAS, pursuant to the Issuer SUBI certificate transfer agreement, dated as of [_____________], 20[__] (the “Issuer SUBI Certificate Transfer Agreement”), between the Transferor and the Issuer, the Transferor has transferred and assigned, without recourse, to the Issuer, all of the Transferor’s interest in the 20[__]-[__] SUBI Certificate and certain other rights in consideration of the Transfer Price (as defined therein);
WHEREAS, pursuant to the Indenture, the Issuer has granted a security interest in the 20[__]-[__] SUBI Certificate to the Indenture Trustee on behalf of the Noteholders to secure payment of the Notes; and
WHEREAS, the parties hereto desire to provide that if, for any reason, the form of any of the transactions contemplated by the SUBI Trust Agreement, the 20[__]-[__] SUBI Certificate, the Trust Agreement or the Indenture (collectively, the “Transfer Documents”) are deemed to constitute a loan by any or all of the Securityholders (as defined in the Trust Agreement), secured by a pledge of the 20[__]-[__] SUBI Assets or any interest therein (rather than by the 20[__]-[__] SUBI Certificate), each of the Vehicle Trust, BMW LP and the Transferor shall be deemed to have granted to the Issuer a first priority security interest in the Collateral (as defined herein) to secure the Securities, which security interest the Issuer shall have assigned to the Indenture Trustee on behalf of the Noteholders to secure the Notes.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE ONE

DEFINITIONS
Section 1.01.      Definitions.  Whenever used herein, unless the context otherwise requires, (i) capitalized terms not otherwise defined herein have the meanings ascribed thereto in the SUBI Trust Agreement, and if not defined therein, in the Servicing Agreement, (ii) capitalized terms defined in the Preamble and the Recitals have the meanings set forth therein and (iii) the following words and phrases shall have the following meanings:
“Agreement” means this Back-Up Security Agreement, as amended or supplemented from time to time.
“Back-Up Event” means that a court of competent jurisdiction has made a determination or ruling that has the effect of allowing realization on the security intended to be provided to the Issuer by the Transfer Documents only if such transactions are deemed to constitute a loan by the Issuer, secured directly by a pledge of the 20[__]-[__] SUBI Assets or any interest therein (rather than by the 20[__]-[__] SUBI Certificate and the beneficial interest in the 20[__]-[__] SUBI Assets represented thereby).
“Collateral” has the meaning set forth in Section 2.01(a).

“Pledgors” means the Vehicle Trust, BMW LP and the Transferor.
“Servicing Agreement” means the Basic Servicing Agreement, dated as of August 30, 1995, between the Vehicle Trust, BMW LP and BMW Financial Services NA, LLC (“BMW FS”), as servicer, as supplemented by the Servicing Supplement, dated as of [_____________], 20[__], among the Vehicle Trust, BMW LP, and BMW FS, as servicer.
“Trust Assets” has the meaning set forth in the SUBI Trust Agreement.
“UCC” means the Uniform Commercial Code as in effect in the applicable jurisdiction.
Section 1.02.      Interpretive Provisions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (iii) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation” and (v) the term “proceeds” shall have the meaning ascribed to such term in the UCC.
ARTICLE TWO

SECURITY INTEREST
Section 2.01.      Grant of Security Interest.
(a)            Each of the Vehicle Trust, BMW LP and the Transferor hereby grants to the Issuer a security interest in all of its present and future right, title and interest, if any, in, to and under (but not, except to the extent required by law, any obligations with respect to) the following collateral (the “Collateral”):  (i) a 100% interest in (A) all rights under the 20[__]-[__] Leases; (B) all other 20[__]-[__] SUBI Assets, including the 20[__]-[__] SUBI Collection Account but excluding the 20[__]-[__] Vehicles except to the extent permitted by law and (C) all proceeds of the items described in (i)(A) and (i)(B) above, including insurance proceeds payable by reason of loss or damage to the 20[__]-[__] Vehicles to the extent not applied to making repairs to the related 20[__]-[__] Vehicle or otherwise paid by the Servicer to the Lessee, a third person or governmental authority as required by law or pursuant to its normal servicing practices and (ii) all proceeds of the foregoing.  Such grant is made to secure (i) the payment of all amounts due on the Securities in accordance with their terms in the priorities of payment set forth in the Indenture, (ii) the payment of all other sums payable under the Trust Agreement or the Indenture and (iii) compliance with the provisions of the Trust Agreement and the Indenture.
(b)            The Issuer hereby assigns to the Indenture Trustee on behalf of the Noteholders its security interests in the Collateral granted to the Issuer pursuant to Section 2.01(a) hereof to secure (i) the payment of all amounts due on the Notes, (ii) the payment of all other sums payable under the Indenture and (iii) compliance with the provisions of the Indenture.
(c)            Each of the Issuer and the Indenture Trustee acknowledges such grant and assignment, but all parties hereto acknowledge and agree that (i) such grant and assignment are made solely for protective purposes and without representation or warranty as to the nature of any of parties’ rights in and to the Collateral; and (ii) none of the parties hereto intends to imply in any way that any of the Transfer Documents should not be interpreted or enforced in accordance with its respective terms.  Each of the Trustee and the Indenture Trustee also acknowledges that it shall have no claim to any proceeds or assets of the Vehicle Trust or to any of the Trust Assets other than the Collateral.
Section 2.02.      Certificate of Title.  None of the parties hereto, including the Vehicle Trust, shall be required to make notation on, or cause to be taken any other action with respect to, any Certificate of Title for any 20[__]-[__] Vehicle to reflect the back-up Lien created hereby.
Section 2.03.      Filing of Financing Statements.
(a)            Each of the Vehicle Trust, BMW LP, the Transferor and the Issuer, will from time to time execute, deliver and file all UCC financing statements and continuation statements reasonably required or necessary to maintain, perfect or continue the perfection of the back-up Lien created hereby with respect to the 20[__]-[__] Leases and the proceeds thereof and any other Collateral, the perfection of a security interest in which may be accomplished and continued by the same filings.  Each of BMW LP, the Transferor and the Issuer acknowledge and agree that the UCC-1 financing statement filed against BMW LP in connection with the transactions contemplated by the SUBI Certificate Transfer Agreement shall be assigned directly by the Transferor to the Indenture Trustee as secured party of record. The obligations of the Issuer hereunder will be performed by the Administrator.
(b)            Upon release of the lien of the Indenture, the Indenture Trustee, at the expense of the Issuer, shall execute and file such partial or full releases or partial or full assignments of financing statements and other documents and instruments as may be prepared by and reasonably requested by the Issuer to assign the Indenture Trustee’s interests hereunder back to the Issuer.
Section 2.04.      Use of Collateral.  Each of the parties granting a security interest hereunder may continue to use and deal with its interest in the Collateral in any lawful manner and may sell items of Collateral in the ordinary course of its business, subject only to the requirements of the Transfer Documents, the Servicing Agreement or any other Basic Document, as appropriate.
Section 2.05.      Further Description of the Collateral.  Schedule A attached hereto contains a description of the 20[__]-[__] Leases.

Section 2.06.      Back-Up Rights of Issuer.  If a Back-Up Event shall have occurred and be continuing, the Issuer may exercise the rights and remedies with respect to the Collateral of a secured party under the UCC to the extent permitted by applicable law.  Notwithstanding any other provision hereof, the Issuer shall have recourse only against the Collateral and not against any Pledgor hereunder.
ARTICLE THREE

MISCELLANEOUS
Section 3.01.      Amendments.  This Agreement may be amended by written agreement among the parties hereto; provided, however, that it may only be amended under the same circumstances the Trust Agreement could be amended pursuant to Section 12.01 thereof and the Indenture could be amended pursuant to Article Nine thereof.
Section 3.02.      Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 3.03.      Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as the same may be amended or supplemented, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.
Section 3.04.      Counterparts.  This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility to the fullest extent permitted by law.
Section 3.05.      Successors and Assigns.  All covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns.
Section 3.06.      Further Assurances.  Each party will perform such acts and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

Section 3.07.      Limitation of Liability of the Owner Trustee, the Trustee and the Indenture Trustee.
(a)            The parties hereto are put on notice and hereby acknowledge and agree that (a) this Agreement is executed and delivered by [___], not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [___] but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [_____], individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [___] has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall [___] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.
(b)            Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by BNY Mellon Trust of Delaware not in its individual capacity but solely in its capacity as Trustee of the Vehicle Trust and in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Vehicle Trust hereunder, as to all of which recourse shall be had solely to the assets of the Vehicle Trust.  For all purposes of this Agreement, in the performance of any duties or obligations of the Vehicle Trust hereunder, the Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Part VI of the SUBI Trust Agreement.
(c)            Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by [_____________] not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall [_____________] in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto.
Section 3.08.      Notices.  All notices, requests and demands under this Agreement shall be given in accordance with Section 11.04 of the Indenture.  The address for such purpose of (i) the Vehicle Trust shall be c/o BNY Mellon Trust of Delaware, 301 Bellevue Parkway, 3rd Floor, Wilmington, DE 19809; (ii) BMW LP shall be 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, Attention: General Counsel; and (iii) the Transferor shall be 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, Attention: General Counsel.
Section 3.09.      Series Disclaimer and Acknowledgment.  The parties hereto acknowledge and agree that the Vehicle Trust is organized in series pursuant to Section 3804(a) and

3806(b)(2) of the Statutory Trust Statute.  As such, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Vehicle Trust shall be enforceable against the assets of such series of the Vehicle Trust only, and not against the assets of the Vehicle Trust generally or the assets of any other series of the Vehicle Trust or against the Trustee of the Vehicle Trust.  There may be several series of the Vehicle Trust created pursuant to the Vehicle Trust Agreement.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereto duly authorized, as of the day and year first above written.
FINANCIAL SERVICES VEHICLE TRUST, with respect to the 20[__]-[__] SUBI
By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee
By:	________________________________ Name: Title:
BMW MANUFACTURING L.P.
By:	BMW FACILITY PARTNERS, LLC, as General Partner
By:	_____________________________ Name: Title:
By:	_____________________________ Name: Title:
BMW AUTO LEASING LLC
By:	_____________________________ Name: Title:
By:	_____________________________ Name: Title:

BMW VEHICLE LEASE TRUST 20[__]-[__]
By:	[___], not in its individual capacity but solely as Owner Trustee
By:	_____________________________ Name: Title:
[_____________], not in its individual capacity but solely as Indenture Trustee
By:	_____________________________ Name: Title:

SCHEDULE A
Schedule of 20[__]-[__] Leases
 [Omitted. Copies on file with the Servicer, the Trustee and the Owner Trustee.]

A-1